UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2005

Hansen Natural Corporation

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(Exact name of registrant as specified in its charter)

Delaware

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(State or other jurisdiction of incorporation)

0-18761      39-1679918

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(Commission File Number)            (IRS Employer Identification No.)

1010 Railroad Street

Corona, California 92882

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(Address of principal executive offices and zip code)

(951) 739 - 6200

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(Registrants telephone number, including area code)

N/A

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(Former name or former address, if changed since last report)

Item 8.01. Other Events

On November 4, 2005, Hansen Natural Corporation (the “Company”) issued a press release announcing the Company’s determination to remove from consideration at the Company’s annual meeting of stockholders, the proposal to approve an amendment to the Company’s Certificate of Incorporation increasing the number of authorized shares of common stock from 30,000,000 shares to 100,000,000 shares. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

The following exhibit is furnished herewith:

Exhibit 99.1 Press Release dated November 4, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hansen Natural Corporation

Date: November 4, 2005	/s/Rodney C. Sacks
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Rodney C. Sacks
Chairman of the Board of Directors,
and Chief Executive Officer